Financial Supplement

For the First Quarter of Fiscal Year 2013 ending June 29, 2012

PSS World Medical, Inc.
As of June 29, 2012
Current Fiscal Year Unaudited Consolidated Income Statement
(in thousands, except per share data)

2013
Q1
Net sales	$409,389
Cost of goods sold	273,101
Gross profit	136,288
General and administrative expenses	79,680
Selling expenses	35,353
Income from operations	21,255
Interest expense	(8,504)
Interest income	14
Other income	479
Income from continuing operations before income taxes	13,244
Provision for income taxes	4,398
Income from continuing operations	8,846
Income from discontinued operations, net	1,883

Net income	10,729
Net loss attributable to noncontrolling interest	(15)
Net income attributable to PSS World Medical, Inc.	$10,744

Earnings per common share - Basic:
Continuing operations	$0.18
Discontinued operations	0.04
Attributable to PSS World Medical, Inc.	$0.22

Earnings per common share - Diluted:
Continuing operations	$0.18
Discontinued operations	0.04
Attributable to PSS World Medical, Inc.	$0.21

Weighted average common shares outstanding:
Basic	49,495
Diluted	50,263

Net sales by segment:
Physician (including Laboratory)	$359,664
Dispensing	22,525
Home Care & Hospice	26,852
Shared Services	347
$409,389

Selling days:	64

Net sales per selling day:
Physician (including Laboratory)	$5,620
Dispensing	352
Home Care & Hospice	420
Shared Services	5
$6,397

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of June 29, 2012
Consolidated Income Statement Trend
(in thousands, except per share data)

	2012					2011
	Q1	Q2	Q3	Q4	Total	Total
Net sales	$380,491	$391,710	$394,203	$404,912	$1,571,316	$1,483,954
Cost of goods sold	257,817	261,784	263,122	267,936	1,050,658	1,006,588
Gross profit	122,674	129,926	131,081	136,976	520,658	477,366
General and administrative expenses	71,947	67,663	70,436	71,413	281,459	257,124
Selling expenses	30,761	32,219	32,707	34,938	130,625	119,705
Income from operations	19,966	30,044	27,938	30,625	108,574	100,537
Interest expense	(4,470)	(4,611)	(4,784)	(6,075)	(19,940)	(16,900)
Interest income	26	17	15	14	73	117
Other income	533	437	596	518	2,083	2,510
Income from continuing operations before income taxes	16,055	25,887	23,765	25,082	90,790	86,264
Provision for income taxes	5,899	9,539	7,943	8,109	31,491	31,759
Income from continuing operations	10,156	16,348	15,822	16,973	59,299	54,505
Income from discontinued operations, net	4,005	3,767	4,344	3,067	15,183	20,051

Net income	14,161	20,115	20,166	20,040	74,482	74,556
Net (loss) income attributable to noncontrolling interest	(28)	84	34	74	163	71
Net income attributable to PSS World Medical, Inc.	$14,189	$20,031	$20,132	$19,966	$74,319	$74,485

Earnings per common share - Basic:
Continuing operations	$0.19	$0.31	$0.31	$0.34	$1.14	$0.99
Discontinued operations	0.07	0.07	0.08	0.06	0.29	0.36
Attributable to PSS World Medical, Inc.	$0.26	$0.38	$0.39	$0.40	$1.43	$1.35

Earnings per common share - Diluted:
Continuing operations	$0.18	$0.30	$0.30	$0.33	$1.10	$0.96
Discontinued operations	0.07	0.07	0.08	0.06	0.28	0.35
Attributable to PSS World Medical, Inc.	$0.25	$0.37	$0.38	$0.38	$1.38	$1.32

Weighted average common shares outstanding:
Basic	54,166	52,309	51,308	50,208	51,998	54,996
Diluted	57,388	53,956	52,435	52,178	53,989	56,546

Net sales by segment:
Physician (including Laboratory)	$335,157	$345,864	$345,296	$355,537	$1,381,854	$1,343,524
Dispensing	19,614	19,612	22,695	22,407	84,328	36,899
Home Care & Hospice	25,272	25,585	25,773	26,607	103,238	101,503
Shared Services	448	648	438	362	1,896	2,028
	$380,491	$391,710	$394,203	$404,912	$1,571,316	$1,483,954

Selling days:	64	63	62	64	253	253

Net sales per selling day:
Physician (including Laboratory)	$5,237	$5,490	$5,569	$5,555	$5,462	$5,310
Dispensing	306	311	366	350	333	146
Home Care & Hospice	395	406	416	416	408	401
Shared Services	7	10	7	6	7	8
	$5,945	$6,218	$6,358	$6,327	$6,211	$5,865

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of June 29, 2012
Store Brands* - Net Sales from Continuing Operations
(in thousands)

	Fiscal Year
	2013	2012
	Q1	Q1	Q2	Q3	Q4	Total

Consolidated Store Brand Sales from continuing operations	$66,383	$60,056	$63,086	$63,131	$66,675	$252,948

*	Store brands (collectively known as “store brand” or “store brands”) are comprised of the Company’s Select Medical Products and other specialty brand products and services.

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of June 29, 2012
Unaudited Segment Information from Continuing Operations
 (in thousands)

	Three Months Ended
	June 29,	July 01,
	2012	2011
NET SALES:
Physician (including Laboratory)	$359,664	$335,157
Dispensing	22,525	19,614
Home Care & Hospice	26,852	25,272
Shared Services	347	448
Total net sales	$409,389	$380,491

SELLING DAYS:	64	64

NET SALES PER SELLING DAY:
Physician (including Laboratory)	$5,620	$5,237
Dispensing	352	306
Home Care & Hospice	420	395
Shared Services	5	7
Total net sales per selling day	$6,397	$5,945

INCOME FROM OPERATIONS:
Physician (including Laboratory)	$27,795	$27,707
Dispensing	1,445	732
Home Care & Hospice	2,187	2,549
Shared Services	(10,171)	(11,022)
Total income from operations	$21,255	$19,966

DEPRECIATION:
Physician (including Laboratory)	$2,339	$2,254
Dispensing	438	375
Home Care & Hospice	3	3
Shared Services	2,692	2,488
Total depreciation	$5,472	$5,120

AMORTIZATION OF INTANGIBLE
AND OTHER ASSETS:
Physician (including Laboratory)	$843	$509
Dispensing	1,037	684
Home Care & Hospice	211	250
Shared Services	89	174
Total amortization of intangible and other assets	$2,180	$1,616

PROVISION FOR DOUBTFUL ACCOUNTS:
Physician (including Laboratory)	$322	$200
Dispensing	16	33
Home Care & Hospice	60	46
Total provision for doubtful accounts	$398	$279

INTEREST EXPENSE:
Total interest expense	$(8,504)	$(4,470)

INTEREST INCOME:
Physician (including Laboratory)	$-	$6
Home Care & Hospice	2	3
Shared Services	11	17
Total interest and investment income	$14	$26

PROVISION FOR INCOME TAXES:
Total provision for income taxes	$4,398	$5,899

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of June 29, 2012
Current Fiscal Year Unaudited Consolidated Balance Sheets
(in thousands)

As of
June 29,
ASSETS	2012

Cash	$107,414
Accounts receivable, net	192,042
Inventory, net	174,434
Deferred tax assets	15,719
Other current assets	36,322
Assets held for sale	280,029
Total current assets	805,960

Property and equipment, net	83,413
Goodwill	142,809
Intangibles, net	51,460
Other long-term assets	110,708

Total assets	$1,194,350

LIABILITIES & EQUITY

Accounts payable	$136,086
Accrued expenses	45,095
Other current liabilities	14,005
Liabilities held for sale	32,875
Total current liabilities	228,061

Revolving line of credit and long-term debt, excluding current portion	457,356
Other noncurrent liabilities	113,367

Total liabilities	798,784

Total PSS World Medical, Inc. shareholders' equity	392,095
Noncontrolling interest	3,471
Total equity	395,566

Total liabilities and equity	$1,194,350

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of June 29, 2012
Consolidated Balance Sheets Trend
(in thousands)

	As of				As of
	July 1,	September 30,	December 30,	March 30,	April 1,
ASSETS	2011	2011	2011	2012	2011

Cash	$22,291	$34,848	$32,438	$163,152	$29,348
Accounts receivable, net	170,383	182,712	182,327	189,542	179,547
Inventory, net	158,254	160,587	185,058	147,198	150,590
Deferred tax assets	19,668	11,374	15,221	16,962	20,533
Other current assets	30,776	31,921	34,391	27,224	24,761
Assets held for sale	255,556	252,244	283,379	277,378	255,727
Total current assets	656,928	673,686	732,814	821,456	660,506

Property and equipment, net	80,360	80,200	80,474	80,151	81,843
Goodwill	85,892	92,464	98,143	109,457	85,601
Intangibles, net	28,344	29,193	28,080	33,546	29,662
Other long-term assets	95,176	89,237	99,936	111,360	94,060

Total assets	$946,700	$964,780	$1,039,447	$1,155,970	$951,672

LIABILITIES & EQUITY

Accounts payable	$118,755	$123,873	$133,093	$118,719	$107,166
Accrued expenses	36,448	36,505	39,150	37,436	32,691
Current portion of long term debt	551	363	182	-	729
Revolving line of credit(a)	20,500	50,000	-	-	-
Other current liabilities	17,219	19,170	13,972	8,015	28,713
Liabilities held for sale	36,429	37,193	38,887	37,640	30,886
Total current liabilities	229,902	267,104	225,284	201,810	200,185

Revolving line of credit and long-term debt, excluding current portion(a)	197,902	200,185	318,776	454,916	195,656
Other noncurrent liabilities	112,392	92,438	102,569	108,433	109,305

Total liabilities	540,196	559,727	646,629	765,159	505,146

Total PSS World Medical, Inc. shareholders' equity	402,948	401,403	389,170	387,128	442,926
Noncontrolling interest	3,556	3,650	3,648	3,683	3,600
Total equity	406,504	405,053	392,818	390,811	446,526

Total liabilities and equity	$946,700	$964,780	$1,039,447	$1,155,970	$951,672

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of June 29, 2012
Current Fiscal Year Unaudited Operating Highlights from Continuing Operations
 (in millions)

	Three Months Ended
	June 29,	July 1,
	2012	2011
Net sales:
Physician (including Laboratory)	$359.7	$335.2
Dispensing	22.5	19.6
Home Care & Hospice	26.9	25.3
Shared Services	0.3	0.4
Total net sales	$409.4	$380.5

Income from operations:
Physician (including Laboratory)	$27.8	$27.7
Dispensing	1.4	0.7
Home Care & Hospice	2.2	2.5
Shared Services	(10.2)	(11.0)
Total income from operations	$21.3	$20.0

EBITDA(b)	$29.4	$27.2

Income from operations, as a percentage of net sales	5.2%	5.2%

Consolidated Return on Committed Capital ("ROCC")(c)	31.7%	34.1%

Selling Days	64	64

Net Sales Per Selling Day (in thousands):
Physician (including Laboratory)	$5,620	$5,237
Dispensing	352	306
Home Care & Hospice	420	395
Shared Services	5	7
Total Net Sales Per Selling Day	$6,397	$5,945

Net Sales Per Selling Day Growth Rate:
Physician (including Laboratory)	7.3%
Dispensing	14.8%
Home Care & Hospice	6.3%
Total Net Sales Per Selling Day Growth Rate	7.6%

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of June 29, 2012
Current Fiscal Year Unaudited Operating Highlights from Continuing Operations
 (in millions)

	Annualized
	June 29,	March 30,
	2012	2012
DSO(d)
Physician (including Laboratory)	39.7	40.1
Dispensing	66.7	65.5
Home Care & Hospice	39.6	39.3

DOH(e)
Physician (including Laboratory)	55.4	54.8
Dispensing	36.4	34.9
Home Care & Hospice	70.7	71.9

DIP(f)
Physician (including Laboratory)	38.6	37.9
Dispensing	21.7	26.6
Home Care & Hospice	27.3	27.6

Cash Conversion Days(g)
Physician (including Laboratory)	56.5	57.0
Dispensing	81.4	73.8
Home Care & Hospice	83.0	83.6

	As of
	June 29,	March 30,
	2012	2012
Operational working capital(h)	$230.4	$218.0

Net debt:
Revolving line of credit	$-	$-
Senior notes	250.0	250.0
Convertible senior notes	207.4	204.9
Less: Cash and cash equivalents	(107.4)	(163.2)
Net debt	$350.0	$291.7

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
June 29, 2012
Non-GAAP Reconciliations
 (in millions)

Net Sales from Continuing Operations Excluding Acquisitions

	Three Months Ended
	June 29,	July 01,	Percent
	2012	2011	Change

Net Sales from Continuing Operations	$409.4	$380.5	7.6%
Less: Impact of Acquisitions (i)
2013 Acquisitions	11.2	-
Net Sales from Continuing Operations Adjusted for Acquisitions	$398.2	$380.5	4.6%

Net Sales from Physician (including Laboratory) Excluding Acquisitions

	Three Months Ended
	June 29,	July 01,	Percent
	2012	2011	Change

Net Sales from Physician (including Laboratory)	$359.7	$335.2	7.3%
Less: Impact of Acquisitions (i)
2013 Acquisitions	9.0	-
Net Sales from Physician (including Laboratory) Adjusted for Acquisitions	$350.7	$335.2	4.6%

Selling And General & Administrative Expenses from Continuing Operations Excluding Acquisitions

	Three Months Ended
	June 29,	July 01,	Percent
	2012	2011	Change

Selling and General & Administrative Expenses from Continuing Operations	$115.0	$102.7	12.0%
Less: Impact of Acquisitions (i)
2013 Acquisitions	2.9	-
Selling and General & Administrative Expenses from Continuing Operations Adjusted for Acquisitions	$112.1	$102.7	9.2%

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of June 29, 2012
Selling Days Calendar FY12-FY14

FY2012		FY2013		FY2014
Closing	Selling	Closing	Selling	Closing	Selling
Date	Days	Date	Days	Date	Days	Notes
29-Apr	20	27-Apr	20	26-Apr	20	A
27-May	20	25-May	20	31-May	24	A
1-Jul	24	29-Jun	24	28-Jun	20	B
	64		64		64
29-Jul	19	27-Jul	19	26-Jul	19	A
26-Aug	20	31-Aug	25	30-Aug	25	A
30-Sep	24	28-Sep	19	27-Sep	19	B
	63		63		63
28-Oct	20	26-Oct	20	25-Oct	20	A
25-Nov	18	30-Nov	23	29-Nov	23	A
30-Dec	24	28-Dec	19	27-Dec	19	B
	62		62		62
27-Jan	19	25-Jan	19	31-Jan	24	A
24-Feb	20	22-Feb	20	28-Feb	20	A
30-Mar	25	29-Mar	25	28-Mar	20	B
	64		64		64
	253		253		253

A	Closing date is the last Friday of the month for non-quarter end months.

B	Closing date is the Friday closest to month end, based on business days, for quarter end months.

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
June 29, 2012
EBITDA Calculation from Continuing Operations
Current Fiscal Year - Unaudited
(in thousands)

2013
Q1

Income from continuing operations	$8,846

Plus:
Interest expense	8,504
Provision for income taxes	4,398
Depreciation	5,472
Amortization of intangible assets	2,180

Less:
Interest income	(14)

EBITDA	$29,387

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
June 29, 2012
EBITDA Calculation from Continuing Operations
Trend - Unaudited
(in thousands)

	2012					2011
	Q1	Q2	Q3	Q4	Total	Total

Income from continuing operations	$10,156	$16,348	$15,822	$16,973	$59,299	$54,505

Plus:
Interest expense	4,470	4,611	4,784	6,075	19,940	16,900
Provision for income taxes	5,899	9,540	7,943	8,109	31,491	31,758
Depreciation	5,120	5,324	5,418	5,552	21,413	19,927
Amortization of intangible assets	1,616	1,618	1,732	1,907	6,873	4,181

Less:
Interest and investment income	(26)	(17)	(15)	(14)	(73)	(117)

EBITDA	$27,235	$37,422	$35,684	$38,602	$138,943	$127,155

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of June 29, 2012
Consolidated Return on Committed Capital (ROCC) from Continuing Operations
Current Fiscal Year - Unaudited
 (in thousands)

2013
Consolidated Return on Committed Capital:
Quarterly Average Committed Capital (k)	$301,959

Committed Capital - Current Quarter	304,084
Committed Capital - Previous Quarter	299,834

Return on Committed Capital - Quarterly (l)	31.7%

Return:
Income from continuing operations	8,846

Add:
Provision for income taxes	4,398
Interest expense	8,504
Amortization	2,180
Interest and investment income	(14)
$23,915

Committed Capital:
Total assets	$1,194,350
Less assets held for sale	280,029
Total assets from continuing operations	914,321
Less assets excluded:
Cash	(107,414)
Goodwill and intangibles, net	(194,269)

Total liabilities	(798,784)
Less liabilities held for sale	(32,875)
Total liabilities from continuing operations	(765,909)
Plus liabilities excluded:
Current debt	-
Long-term debt	457,356
$304,084

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of June 29, 2012
Consolidated ROCC from Continuing Operations
Trend - Unaudited
(in thousands)

	2012					2011
	Q1	Q2	Q3	Q4	Total	Total
Consolidated Return on Committed Capital:
Quarterly Average Committed Capital (k)	$259,357	$276,924	$296,334	$304,228
Annual Average Committed Capital (m)					$274,371	$265,530

Committed Capital - Current Quarter	269,805	284,044	308,623	299,834	299,834	248,909
Committed Capital - Previous Quarter	248,909	269,805	284,044	308,623	308,623	274,526
Committed Capital - Current Q4 End					299,834	248,909
Committed Capital - Previous Year End					248,909	282,152

Return on Committed Capital - Quarterly (l)	34.1%	46.4%	40.9%	43.5%
Return on Committed Capital - Annual					42.8%	40.4%

Return:
Income from continuing operations	10,156	16,348	15,822	16,973	59,299	54,505

Add:
Provision for income taxes	5,899	9,540	7,943	8,109	31,491	31,758
Interest expense	4,470	4,611	4,784	6,075	19,940	16,900
Amortization	1,616	1,618	1,732	1,907	6,873	4,181
Interest and investment income	(26)	(17)	(15)	(14)	(73)	(117)
	$22,115	$32,099	$30,266	$33,050	$117,530	$107,227

Committed Capital:
Total assets	$946,700	$964,780	$1,039,447	$1,155,970	$1,155,970	$671,395
Less assets held for sale	255,556	252,244	283,379	277,378	277,378	-
Total assets from continuing operations	691,144	712,536	756,068	878,592	878,592	671,395
Less assets excluded:
Cash	(22,291)	(34,848)	(32,438)	(163,152)	(163,152)	(29,348)
Goodwill and intangibles, net	(114,235)	(121,657)	(126,223)	(143,003)	(143,003)	(115,263)

Total liabilities	(540,196)	(559,727)	(646,629)	(765,159)	(765,159)	(474,260)
Less liabilities held for sale	(36,429)	(37,193)	(38,887)	(37,640)	(37,640)	-
Total liabilities from continuing operations	(503,767)	(522,534)	(607,742)	(727,519)	(727,519)	(474,260)
Plus liabilities excluded:
Current debt	21,051	50,363	182	-	-	729
Long-term debt	197,902	200,185	318,776	454,916	454,916	195,656
	$269,805	$284,044	$308,623	$299,834	$299,834	$248,909

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
Footnotes

(a)
During the fiscal year ended March 30, 2012, the Company amended the credit agreement governing its revolving line of credit.  Based on the amended terms, the Company classified outstanding borrowings within long-term liabilities as of March 30, 2012.  Outstanding borrowings prior to the amendment were recorded within current liabilities on the Consolidated Balance Sheets.

(b)
EBITDA represents income from continuing operations plus provision for income taxes, interest expense, depreciation, and amortization of intangible assets, less interest and investment income. Management reviews EBITDA when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes EBITDA is an important measure of liquidity.

(c)
ROCC equals return divided by average committed capital. Return is annualized for quarterly and year to date calculations. Management reviews ROCC when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes ROCC is an important measure of profitability and return.

(d)
DSO is average accounts receivable divided by average daily net sales. Average accounts receivable is the sum of accounts receivable, net of the allowance for doubtful accounts, at the beginning and end of the most recent four quarters divided by five. (Note:  Home Care & Hospice DSO as of March 30, 2012 is calculated using the beginning and ending balances of the most recent three quarters divided by four.) Average daily net sales are net sales for the most recent four quarters divided by 360.

(e)
DOH is average inventory divided by average daily cost of goods sold (“COGS”). Average inventory is the sum of inventory at the beginning and end of the most recent four quarters divided by five. (Note:  Home Care & Hospice DOH as of March 30, 2012 is calculated using the beginning and ending balances of the most recent three quarters divided by four.) Average daily COGS is quarterly COGS for the most recent four quarters divided by 360.

(f)
DIP is average accounts payable divided by average daily COGS. Average accounts payable is the sum of accounts payable at the beginning and end of the most recent four quarters divided by five. (Note:  Home Care & Hospice DIP as of March 30, 2012 is calculated using the beginning and ending balances of the most recent three quarters divided by four.)

(g)	Cash Conversion Days is the sum of DSO and DOH less DIP.

(h)	Operational working capital equals accounts receivable, net, plus inventory minus accounts payable.

(i)
Impact of Acquisitions represents net sales or selling and general & administrative expenses from the acquisition date through the end of the most recent quarter, including fold-in acquisitions through the time of integration with core operations.  Effective Q1 of fiscal year 2013, this measure is calculated by deducting amounts for current fiscal year acquisitions only.

(j)	Non-recurring costs include accrued retention, professional fees, severance and other expenses directly related to the transformation and divestiture processes.

(k)	Quarterly Average Committed Capital equals the sum of the committed capital of the most recent two quarters, divided by two.

(l)	Return on Committed Capital equals Return divided by Committed Capital. Quarterly calculations are annualized.

(m)	Annual Average Committed Capital equals the sum of the committed capital of the most recent two year ends, divided by two.